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                                                                    Exhibit 23.2

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Independent Auditors" in the Registration Statement (Form S-3 No. 333-) and related prospectus of Scottish Annuity & Life Holdings, Ltd. (the Company) and to the incorporation by reference therein of our report dated February 26, 2002 with respect to the consolidated financial statements of World-Wide Holdings Ltd.

  /s/ Ernst & Young LLP

London, England
January 27, 2003